As filed with the Securities and Exchange Commission on June 29, 1998

Registration Nos. 33-18779
811-5486

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

Pre-Effective Amendment No.

Post-Effective Amendment No.          18            X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940     X

Amendment No.      20             X


SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
(Exact name of Registrant as specified in Charter)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)
(212) 816-6474
(Registrant's telephone number, including Area Code)
Christina T. Sydor
Secretary

Smith Barney New Jersey Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013
(22nd Floor)
(Name and address of agent for service)

Approximate Date of Proposed Public Offering:
As soon as possible after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective:

_____	immediately upon filing pursuant to Paragraph (b)

__X__	On July 29, 1998 pursuant to paragraph (b)

_____	60 days after filing pursuant to paragraph (a) (1)

_____	On (date) pursuant to paragraph (a)(1)

_____	75 days after filing pursuant to paragraph (a) (2)

_____	On (date) pursuant to paragraph (a) (2)of rule 485

If appropriate, check the following box:

_____	This post-effective amendment designates a new effective
date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock


SMITH BARNEY NEW JERSEY MUNICIPAL FUND INC.

CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following pages and document:

Front Cover

Contents Page

Cross-Reference Sheet

Part A-Prospectus

Part B-Statement of Additional Information

Part C-Other Information

Signature Page

Exhibits


SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

FORM N-1A

CROSS REFERENCE SHEET

PURSUANT TO RULE 495(a)

Part A.
Item No.				Prospectus Caption

1. Cover Page			Cover Page

2. Synopsis				Prospectus Summary

3. Condensed Financial
Information				Financial Highlights;
					Performance

4. General Description
of Registrant			Cover Page; Prospectus
					Summary;
					Purchase of Shares;
					Investment Objective and
					Management Policies;
					Additional Information

5. Management of the Fund	Management of the Fund;
					Distributor;
					Additional Information

6. Capital Stock
and Other Securities		Purchase of Shares;
					Dividends,
					Distributions and Taxes;
					Additional Information

7. Purchase of Securities	Purchase of Shares;
					Valuation of Shares;
					Redemption of Shares;
					Exchange Privilege;
					Distributor; Additional
					Information

8. Redemption or Repurchase	Purchase of Shares;
					Redemption of Shares

9. Legal Proceedings		Not Applicable

Part B				Statement of
Item No.				Additional Information
					Caption

10. Cover				Cover Page

11. Table of Contents		Table of Contents

12. General Information		Additional Information;
Distributor

13. Investment Objective
and Policies			Investment Objective
					and Management Policies

14. Management of the Fund	Management of the Fund;
					Distributor

15. Control Persons and Principal	Management of the Fund
    Holders of Securities

16. Investment Advisory
and Other Services		Management of the Fund;
					Distributor

17. Brokerage Allocation	Investment Objective
and Management Policies

18. Capital Stock and
Other Securities			Purchase of Shares;
					Redemption of Shares;
					Taxes

19. Purchase, Redemption
and Pricing of Securities	Purchase of Shares;
Being Offered			Redemption of Shares
					Distributor; Valuation
					of Shares;
					Exchange Privilege

20. Tax Status			Taxes

21. Underwriters			Distributor

22. Calculation of
Performance Data			Performance Data

23. Financial Statements	Financial Statements

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

PART A


PROSPECTUS

                                                                    SMITH BARNEY

                                                                      New Jersey
                                                                      Municipals
                                                                       Fund Inc.


                                                                   JULY 29, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
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


--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1998
--------------------------------------------------------------------------------

      Smith Barney
      New Jersey Municipals Fund Inc.
      388 Greenwich Street
      New York, New York 10013
      800-451-2010


      Smith Barney New Jersey Municipals Fund Inc. (the "Fund") is a non-diversified municipal fund that seeks to provide New Jersey investors with as high a level of dividend income exempt from Federal income taxes and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.


      This Prospectus concisely sets forth certain information about the Fund, including sales charges, distribution and service fees and expenses, that investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

      Additional information about the Fund is contained in a Statement of Additional Information (the "SAI") dated July 29, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


SMITH BARNEY INC.
Distributor


Mutual Management Corp.
Investment Adviser and Administrator

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Prospectus Summary                                                             3
--------------------------------------------------------------------------------
Financial Highlights                                                          10
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  14
--------------------------------------------------------------------------------
New Jersey Municipal Securities                                               21
--------------------------------------------------------------------------------


Valuation of Shares                                                           23
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            23
--------------------------------------------------------------------------------
Purchase of Shares                                                            25
--------------------------------------------------------------------------------
Exchange Privilege                                                            32
--------------------------------------------------------------------------------
Redemption of Shares                                                          35
--------------------------------------------------------------------------------
Minimum Account Size                                                          38
--------------------------------------------------------------------------------
Performance                                                                   38
--------------------------------------------------------------------------------
Management of The Fund                                                        39
--------------------------------------------------------------------------------
Distributor                                                                   41
--------------------------------------------------------------------------------
Additional Information                                                        42
--------------------------------------------------------------------------------


================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------


      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


INVESTMENT OBJECTIVE The Fund is an open-end, non-diversified, management investment company that seeks to provide New Jersey investors with as high a level of dividend income exempt from Federal income taxes and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital. Its investments consist primarily of intermediate- and long-term investment grade municipal securities issued by or on behalf of the State of New Jersey or any of its instrumentalities, and its political subdivisions, agencies and public authorities and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam ("New Jersey Municipal Securities") that pay interest which is excluded from gross income for Federal income tax purposes and exempt from New Jersey state personal income taxes. Intermediate- and long-term municipal securities have remaining maturities at the time of purchase of three to in excess of twenty years. See "Investment Objective and Management Policies."


ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of this Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class L shares, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund, equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. Class Y shares are not subject to any service or distribution fees.


      In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."


INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum investment requirement for Class A, Class B and Class L shares and the subsequent investment requirements for all classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."


REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Adviser") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment adviser and administrator. The Adviser provides investment advisory and management services to investment companies affiliated with Smith Barney. The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments:
Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."


DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."


REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. Assets of the Fund also may be invested in the municipal securities of non-New Jersey municipal issuers ("Other

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


Municipal Securities" and, together with New Jersey Municipal Securities, "Municipal Securities"). Dividends paid by the Fund that are derived from interest attributable to New Jersey Municipal Securities will be excluded from gross income for Federal income tax purposes and exempt from New Jersey state personal income taxes (but not from New Jersey state franchise tax or New Jersey state corporate income tax), provided the Fund is a qualified investment fund under New Jersey law. Dividends derived from interest on Other Municipal Securities will be exempt from Federal income taxes, but may be subject to New Jersey state personal income taxes. Dividends derived from certain Municipal Securities (including New Jersey Municipal Securities), however, may be a specific tax preference item for Federal alternative minimum tax purposes. The Fund may invest without limit in securities subject to the Federal alternative minimum tax. See "Investment Objective and Management Policies" and "Dividends, Distributions and Taxes."

      The Fund is more susceptible to factors adversely affecting issuers of New Jersey Municipal Securities than is a municipal bond fund that does not emphasize these issuers. See "New Jersey Municipal Securities" in the Prospectus and "Special Considerations Relating to New Jersey Municipal Securities" in the SAI for further details about the risks of investing in New Jersey obligations.

      The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial conditions or in the market's assessment of the issuers. See "Investment Objective and Management Policies."

      The Fund generally will invest at least 75% of its assets in securities rated investment grade, and may invest the remainder of its assets in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P"), or have an equivalent rating by any nationally recognized statistical rating organization ("NRSRO"), or in unrated obligations deemed by the Adviser to be of comparable quality. Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.


      There are several risks in connection with the use of when-issued securities, municipal bond index and interest rate futures contracts and put and call options thereon as hedging devices, and municipal leases. See "Investment Objective and Management Policies -- Certain Portfolio Strategies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operating expenses for its most recent fiscal year:


                                       Class A    Class B    Class L*   Class Y
================================================================================
Shareholder Transaction Expenses
 Maximum sales charge imposed on
  purchases (as a percentage of
  offering price) ...................   4.00%      None       1.00%       None
 Maximum CDSC (as a  percentage of
  original cost or redemption
  proceeds, whichever is lower) .....   None**      4.50%      1.00%       None
================================================================================
Annual Fund Operating Expenses
 (as a percentage of average net
 assets)
  Management fees ...................   0.50%      0.50%      0.50%       0.50%
  12b-1 fees*** .....................   0.15       0.65       0.70        None
  Other expenses**** ................   0.10       0.12       0.19        0.10
================================================================================
Total Fund Operating Expenses .......   0.75%      1.27%      1.39%       0.60%
================================================================================

* Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Fund, Class L shares may be purchased without including the 1% initial sales charge until June 15, 1999.
** Purchase of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
*** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
**** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares had been purchased as of March 31, 1998.


      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class,

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


consisting of a 0.50% distribution and a 0.15% service fee. With respect to Class L shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of the Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table on the preceding page. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


New Jersey Municipals Fund Inc.              1 Year  3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------
An investor would pay the following
expenses on a $1,000 investment, assuming
(1) 5.00% annual return and (2) redemption at the end of each time period:

      Class A ..............................   $47    $63      $80      $129
      Class B ..............................    58     70       80       139
      Class L ..............................    34     54       85       175
      Class Y ..............................     6     19       33        75
--------------------------------------------------------------------------------
An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

      Class A ..............................   $47    $63      $80      $129
      Class B ..............................    13     40       70       139
      Class L ..............................    24     54       85       175
      Class Y ..............................     6     19       33        75
--------------------------------------------------------------------------------


* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

     The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the three year period ended March 31, 1998 appears in the Fund's Annual Report dated March 31, 1998. The information for the fiscal years ended March 31, 1989 through March 31, 1995 has been audited by other auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI. As of March 31, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that Class.


For a share of each class of capital stock outstanding throughout each year:


New Jersey Municipals Fund Inc.

Class A Shares                               1998     1997     1996     1995      1994     1993     1992
==========================================================================================================
Net Asset Value, Beginning of Year         $12.92   $12.88   $12.62   $12.55    $13.16   $12.44   $12.17
----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(1)                   0.70     0.70     0.70     0.70      0.70     0.75     0.77
  Net realized and unrealized gain/(loss)    0.59     0.02     0.26     0.07     (0.46)    0.87     0.44
----------------------------------------------------------------------------------------------------------
Total Income From Operations                 1.29     0.72     0.96     0.77      0.24     1.62     1.21
==========================================================================================================
Less Distributions From:
  Net investment income                     (0.71)   (0.68)   (0.70)   (0.70)    (0.70)   (0.75)   (0.77)
  Net realized gains                        (0.06)      --       --       --     (0.15)   (0.14)   (0.13)
  Capital                                      --       --       --       --        --    (0.01)   (0.04)
----------------------------------------------------------------------------------------------------------
Total Distributions                         (0.77)   (0.68)   (0.70)   (0.70)    (0.85)   (0.90)   (0.94)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $13.44   $12.92   $12.88   $12.62    $12.55   $13.16   $12.44
----------------------------------------------------------------------------------------------------------
Total Return                                10.20%    5.74%    7.77%    6.37%     1.66%   13.49%   10.22%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $  158   $  148   $  154   $  107    $  120   $  116   $   93
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                                0.75%    0.76%    0.84%    0.88%*    0.83%    0.74%    0.67%*
  Net investment income                      5.22     5.44     5.41     5.61      5.17     5.76     6.18
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        55%      36%      22%      32%       32%      58%      98%
==========================================================================================================

(1) The investment adviser waived all or part of its fees for the fiscal years ended March 31, 1992, 1993 and 1994. If such fees had not been waived, the per share effects on net investment income and the expense ratios would have been as follows:


                         Per Share Decreases                 Expense Ratios
                      in Net Investment Income            Without Fee Waivers
                      ------------------------            -------------------

                       1994    1993    1992                1994   1993   1992
                       ----    ----    ----                ----   ----   ----

Class A               $0.01   $0.02   $0.02                0.88%  0.90%  0.83%


* Expense ratios exclude interest expense. Expense ratios including interest expense would have been 0.89% and 0.68% for the years ended March 31, 1995 and March 31, 1992, respectively.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

New Jersey Municipals Fund Inc.

Class A Shares                                1991       1990       1989*
===========================================================================
Net Asset Value, Beginning of Year          $11.92     $11.67     $11.40
---------------------------------------------------------------------------
Income From Operations:
  Net investment income***                    0.82       0.83       0.82
  Net realized and unrealized gain/(loss)     0.32       0.27       0.28
---------------------------------------------------------------------------
Total From Operations                         1.14       1.10       1.10
===========================================================================
Less Distributions From:
  Net investment income                      (0.83)     (0.82)     (0.82)
  Net realized gains                         (0.05)     (0.03)     (0.01)
  Capital                                    (0.01)        --         --
---------------------------------------------------------------------------
Total Distributions                          (0.89)     (0.85)     (0.83)
---------------------------------------------------------------------------
Net Asset Value, End of Year                $12.17     $11.92     $11.67
---------------------------------------------------------------------------
Total Return                                  9.89%      9.62%      9.84%++
---------------------------------------------------------------------------
Net Assets, End of Year (millions)          $   65     $   39     $   29
---------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.57%      0.55%      0.52%**
  Net investment income                       6.74       6.89       7.23**
---------------------------------------------------------------------------
Portfolio Turnover Rate                         44%        42%        25%
===========================================================================

* The Fund commenced operations on April 22, 1988. Those shares in existence prior to November 6, 1992 were designated as Class A shares.
**    Annualized.
*** Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, sub-investment adviser and/or administrator for the years ended March 31, 1991, 1990, and 1989 would have been $.78, $.77, and $.74, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

New Jersey Municipals Fund Inc.


Class B Shares                              1998     1997     1996     1995      1994   1993(1)
=================================================================================================
Net Asset Value, Beginning of Year        $12.92   $12.88   $12.62   $12.55    $13.16   $12.75
-------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income(2)                   0.63     0.64     0.63     0.63      0.64     0.28
 Net realized and unrealized gain/(loss)    0.59     0.02     0.26     0.06     (0.47)    0.55
-------------------------------------------------------------------------------------------------
Total Income From Operations                1.22     0.66     0.89     0.69      0.17     0.83
=================================================================================================
Less Distributions From:
 Net investment income                     (0.64)   (0.62)   (0.63)   (0.62)    (0.63)   (0.27)
 Net realized gains                        (0.06)      --       --       --     (0.15)   (0.14)
 Capital                                      --       --       --       --        --    (0.01)
-------------------------------------------------------------------------------------------------
Total Distributions                        (0.70)   (0.62)   (0.63)   (0.62)    (0.78)   (0.42)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.44   $12.92   $12.88   $12.62    $12.55   $13.16
-------------------------------------------------------------------------------------------------
Total Return                                9.66%    5.23%    7.20%    5.76%     1.15%    6.60%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $   66   $   62   $   63   $   55    $   48   $   16
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                                1.27%    1.28%    1.36%    1.39%*    1.36%    1.33%+
 Net investment income                      4.70     4.92     4.90     5.09      4.64     5.17+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       55%      36%      22%      32%       32%      58%
=================================================================================================


(1)   For the period from November 6, 1992 (inception date) to March 31, 1993.


(2) The investment adviser waived all or part of its fees for each of the years ended March 31, 1993 and 1994. If such fees had not been waived, the per share effects on net investment income and the expense ratios would have been as follows:


                       Per Share Decreases                Expense Ratios
                    in Net Investment Income            Without Fee Waivers
                    ------------------------            -------------------

                        1994      1993                    1994      1993
                        ----      ----                    ----      ----
Class B                 $0.01     $0.01                   1.41%     1.49%+


* Expense ratios exclude interest expense. The expense ratio including interest expense would have been 1.40% for the year ended March 31, 1995.


++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

New Jersey Municipals Fund Inc.


Class L Shares                         1998       1997       1996     1995(1)
==============================================================================
Net Asset Value, Beginning of Year   $12.92     $12.88     $12.62     $11.86
------------------------------------------------------------------------------
Income From Operations:
  Net investment income                0.61       0.63       0.62       0.20
  Net realized and unrealized gain     0.59       0.02       0.27       0.74
------------------------------------------------------------------------------
Total Income From Operations           1.20       0.65       0.89       0.94
==============================================================================
Less Distributions From:
  Net investment income               (0.63)     (0.61)     (0.63)     (0.18)
  Net realized gains                  (0.06)        --         --         --
------------------------------------------------------------------------------
Total Distributions                   (0.69)     (0.61)     (0.63)     (0.18)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $13.43     $12.92     $12.88     $12.62
------------------------------------------------------------------------------
Total Return                           9.50%      5.17%      7.17%      8.01%++
------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $    6     $    5     $    4     $  0.3
------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.39%      1.32%      1.41%      1.44%+
  Net investment income                4.58       4.88       4.82       5.05+
------------------------------------------------------------------------------
Portfolio Turnover Rate                  55%        36%        22%        32%
==============================================================================


(1)   For the period from December 13, 1994 (inception date) to March 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide New Jersey investors with as high a level of income exempt from Federal and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.


      The Fund operates subject to an investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Securities and at least 65% of the aggregate principal amount of the Fund's investments in New Jersey Municipal Securities. Whenever less than 80% of the Fund's assets are invested in New Jersey Municipal Securities, the Fund, in order to maintain its status as a "qualified investment fund" under New Jersey law, will seek to invest in debt obligations which, in the opinion of counsel to the issuers, are free from state or local taxation under New Jersey or Federal laws ("Tax-Exempt Obligations"). The Fund's investments in New Jersey Municipal Securities and Tax-Exempt Obligations will represent at least 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables). Subject to these minimum investment requirements, the Fund also may acquire intermediate- and long-term debt obligations consisting of Other Municipal Securities, the interest on which is at least exempt from Federal income taxation (not including the possible applicability of the alternative minimum tax). When the Adviser believes that market conditions warrant adoption of a temporary defensive investment posture, the Fund may invest without limit in Other Municipal Securities and in "Temporary Investments" as described below.

      The Fund generally will invest at least 75% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent ratings by any NRSRO or in unrated obligations of comparable quality. Unrated securities will be considered to be of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of the unrated securities are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent ratings by any NRSRO, or deemed by the Adviser to be comparable unrated securities which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. A description of the rating systems of Moody's and S&P is contained in the SAI.

      The Fund's average weighted maturity will vary from time to time based on the judgment of the Adviser. The Fund intends to focus on intermediate- and long-term

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

obligations, that is, obligations with remaining maturities at the time of purchase of three to in excess of twenty years. Obligations which are rated Baa by Moody's or BBB by S&P and those which are rated lower than investment grade are subject to greater market fluctuation and more uncertainty as to payment of principal and interest, and therefore generate higher yields, than obligations rated above Baa or BBB.

      The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises.


      Low and Comparable Unrated Securities. While the market values of lower-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.


      While the market for municipal bonds is considered to be generally adequate, the existence of limited markets for particular lower-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. A severe economic recession would likely disrupt the market for such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

      Fixed-income securities, including lower-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Because many issuers of New Jersey Municipal Securities may choose not to have their obligations rated, it is possible that a large portion of the Fund's portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the Fund invests in unrated obligations, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if the Fund invested only in rated obligations.

      Municipal Lease Obligations. The Fund may invest without limit in participations in municipal lease obligations or installment purchase contract obligations (collectively, "municipal lease obligations") of state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for Federal and New Jersey state personal income tax purposes provided the liability for payments of principal and interest is solely that of a New Jersey governmental entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the Fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the Adviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.


      Zero Coupon Securities. The Fund may also invest in zero coupon securities. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

      Private Activity Bonds. The Fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Securities are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

      The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. The Fund must qualify as a regulated investment company to be a qualified investment fund under New Jersey law. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

      The Fund may invest without limit in debt obligations that are repayable out of revenue streams generated from economically related projects or facilities. Revenue securities may also include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. Sizable investments in such obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial difficulties. The Fund also may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. Notwithstanding the foregoing, the Fund will not invest more than 10% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended) that are restricted. The Fund does not expect to invest more than 5% of its assets in repurchase agreements. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund also is authorized to borrow in an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

(not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.


      Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the SAI.


      CERTAIN PORTFOLIO STRATEGIES

      In attempting to achieve its investment objective, the Fund may employ, among others, the following strategies:


      When-Issued Securities. New issues of Municipal Securities frequently are offered on a when-issued basis, which means that delivery and payment for the securities normally take place 15 to 45 days after the date of the commitment to purchase. The payment obligation and interest rate that will be received on when-issued securities are fixed at the time that the buyer enters into the commitment. As a result, the yields obtained on the securities may be higher or lower than the yields available in the market on the dates when the instruments are actually delivered to the buyers. In addition, during the period before delivery and payment, there is no accrual of interest and there may be fluctuations in the price of the securities so that there may be an unrealized loss at the time of delivery. The Fund will establish a segregated account with the Fund's custodian consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Adviser to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make commitments to purchase Municipal Securities and other tax-exempt obligations on a when-issued basis with the intention of actually acquiring the securities, but the Fund may sell the securities before the delivery date if it is deemed advisable.

      Temporary Investments. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Adviser believes that market conditions warrant, including when acceptable New Jersey Municipal Securities are unavailable, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. To the extent the Fund holds Temporary Investments, it will not achieve its investment objective. Tax-exempt securities eligible for short-term investment by the Fund under such circumstances are municipal notes rated at the time of purchase within the three highest grades by Moody's or S&P or have the equivalent rating by any NRSRO or, if not rated, issued by issuers with outstanding debt securities rated within the three highest grades by Moody's or S&P or have the equivalent rating by

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


any NRSRO. Any Temporary Investments made for defensive purposes will be made in conformity with the requirements of a qualified investment fund under New Jersey law. Since the commencement of its operations, the Fund has not found it necessary to invest in taxable Temporary Investments.

      Financial Futures and Options Transactions. To hedge against a decline in the value of Municipal Securities it owns or an increase in the price of Municipal Securities it proposes to purchase, the Fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the Fund will be restricted to those that are either based on an index of Municipal Securities or relate to debt securities the prices of which are anticipated by the Adviser to correlate with the prices of the Municipal Securities owned or to be purchased by the Fund.


      In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

      A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

option may change daily and that change would be reflected in the net asset value of the Fund.

      Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. The Fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Code applicable to a regulated investment company, in addition to the requirements of a qualified investment fund under New Jersey law, that are described below under "Dividends, Distributions and Taxes."

      Although the Fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the Fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the Fund's investments being hedged, if any, may offset partially or completely, losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the Fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the Fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the Fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movement in the price of the securities being hedged and movements in the price of futures contracts, the Fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options position. In addition, in those situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.


      Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


--------------------------------------------------------------------------------
New Jersey Municipal Securities
--------------------------------------------------------------------------------

      As used in this Prospectus, the term "New Jersey Municipal Securities" generally refers to intermediate- and long-term investment grade municipal securities issued by the State of New Jersey and its political subdivisions, agencies and public authorities (together with certain other governmental issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam) to obtain funds for various public purposes. The interest on such obligations is, in the opinion of bond counsel to the issuers, excluded from gross income for Federal income tax purposes and exempt under the New Jersey Gross Income Tax Act. For that reason, interest on these obligations is generally fixed at a lower rate than it would be if it were subject

--------------------------------------------------------------------------------
New Jersey Municipal Securities (continued)
--------------------------------------------------------------------------------

to such taxes. Interest income on certain New Jersey Municipal Securities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. See "Dividends, Distributions and Taxes."

      CLASSIFICATIONS

      The two principal classifications of New Jersey Municipal Securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. In addition, certain types of "private activity bonds" issued by or on behalf of public authorities to obtain funds for privately operated facilities are included in the term New Jersey Municipal Securities, so long as the interest paid on the bonds qualifies as excluded from gross income for Federal income tax purposes and exempt under the New Jersey Gross Income Tax Act. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the full faith, credit and taxing power of the issuing entity.

      SPECIAL CONSIDERATIONS

      Economic, financial and other conditions relating to the State of New Jersey have an obvious impact upon the state's general obligation bonds. These conditions, to varying degrees, also will affect the bonds issued by the state's political subdivisions, agencies and public authorities, including special obligation bonds. In general, the State of New Jersey has a diversified economic base consisting of, among others, commerce, construction and service industries, selective commercial, agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has shown a downward trend in the last few years. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and its ability to meet its financial obligations.

      New Jersey maintains a balanced budget, which generally restricts total appropriation increases to only 5% annually to any municipality or county or an index rate determined annually by the Director of the Division of Local Government Services, whichever is less. New Jersey law provides for those situations where the index percentage rate exceeds 5%. As a result, the balanced budget plan may adversely affect a municipality's or county's ability to repay its obligations. Of course, each municipality, county or other political subdivision will be subject to different economic, financial and other conditions, which will affect its ability to pay the principal and interest on its bonds. Similarly, special obligation or revenue bonds payable from revenues generated by particular projects or other specific revenue sources also will be subject to unique economic, financial and other

--------------------------------------------------------------------------------
New Jersey Municipal Securities (continued)
--------------------------------------------------------------------------------

conditions. If New Jersey or any of its political subdivisions, agencies or public authorities is unable to meet its financial obligations, the income derived by the Fund, the ability to preserve or realize appreciation of the Fund's capital and the Fund's liquidity could be adversely affected.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.


      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of the fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which quotations are not available will be valued in good faith at fair value by or under the direction of the fund's Board of Directors. Further information regarding the Fund's valuation policies is contained in the SAI.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------


      Dividends and Distributions

      The Fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


      The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of Fund shares (A, B, L and Y).

      TAXES

      The following is a summary of the material federal tax considerations affecting the Fund and Fund shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

      The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best interests of its shareholders, the Fund will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders. The Fund also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes. Exempt-interest dividends derived from interest on exempt-interest dividends derived from interest, as well as any capital gain distribution attributable to the disposition of New Jersey obligations, will be exempt from New Jersey state personal income taxes.

      Exempt-interest dividends attributable to interest received by the Fund on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


      The interest expense incurred by a shareholder on borrowing made to purchase, or carry, Fund shares are not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Fund from interest income on taxable investments, net realized short-term securities gains, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Fund for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Fund shares. None of the dividends paid by the Fund will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at disposition. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

      The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.


--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL


      The Fund currently offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class L shares are sold to investors with an initial sales charge and are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% front-end sales charge. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Fund shares must by made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their custsomers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Fund's transfer agent, First Data Investor Services Group, Inc. (the "Transfer Agent") are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT sponsored by Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                           Sales Charge     Sales Charge          Dealer's
                            as a % of        as a % of       Reallowance as % of
Amount of Investment       Transaction     Amount Invested     Offering Price
================================================================================
Less than - $25,000           4.00%             4.17%              3.60%
$ 25,000 - $49,999            3.50              3.63               3.15
$ 50,000 - $99,999            3.00              3.09               2.70
$100,000 - $249,999           2.50              2.56               2.25
$250,000 - $499,999           1.50              1.52               1.35
$500,000 and over               *                 *                  *
================================================================================


* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown on the preceding page apply to the aggregate

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS


      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any Travelers Affiliated Funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such person and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase, (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers;
(f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION


      Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares" and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employee or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Invest-

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

ment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.


      DEFERRED SALES CHARGE ALTERNATIVES


      "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

     Year Since Purchase
     Payment Was Made                                                  CDSC
================================================================================
     First                                                             4.50%
     Second                                                            4.00
     Third                                                             3.00
     Fourth                                                            2.00
     Fifth                                                             1.00
     Sixth and thereafter                                              0.00


      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."


      The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made.


      FUND NAME


      Growth Funds
      Concert Peachtree Growth Fund
      Concert Social Awareness Fund
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Balanced Fund
      Smith Barney Contrarian Fund
      Smith Barney Convertible Fund
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Funds, Inc. -- Large Cap Value Fund
      Smith Barney Large Cap Blend Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


     Smith Barney Large Capitalization Growth Fund
     Smith Barney Mid Cap Blend Fund
     Smith Barney Natural Resources Fund Inc.
     Smith Barney Premium Total Return Fund
     Smith Barney Small Cap Blend Fund, Inc.
     Smith Barney Special Equities Fund

     Taxable Fixed-Income Funds
 **  Smith Barney Adjustable Rate Government Income Fund
     Smith Barney Diversified Strategic Income Fund
+++ Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Fund Smith Barney Funds, Inc. -- U.S. Government Securities Fund
     Smith Barney Government Securities Fund
     Smith Barney High Income Fund
     Smith Barney Investment Grade Bond Fund
     Smith Barney Managed Governments Fund Inc.
     Smith Barney Total Return Bond Fund

     Tax-Exempt Funds
     Smith Barney Arizona Municipals Fund Inc.
     Smith Barney California Municipals Fund Inc.
  *  Smith Barney Intermediate Maturity California Municipals Fund
  *  Smith Barney Intermediate Maturity New York Municipals Fund
     Smith Barney Managed Municipals Fund Inc.
     Smith Barney Massachusetts Municipals Fund
     Smith Barney Municipal High Income Fund
     Smith Barney Muni Funds -- Florida Portfolio
     Smith Barney Muni Funds -- Georgia Portfolio
  *  Smith Barney Muni Funds -- Limited Term Portfolio
     Smith Barney Muni Funds -- National Portfolio
     Smith Barney Muni Funds -- New York Portfolio
     Smith Barney Muni Funds -- Pennsylvania Portfolio
     Smith Barney Oregon Municipals Fund

     Global-International Funds
     Smith Barney Hansberger Global Small Cap Value Fund
     Smith Barney Hansberger Global Value Fund
     Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
     Smith Barney World Funds, Inc. -- European Portfolio
     Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


     Smith Barney Concert Allocation Series Inc.
     Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio
     Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
     Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

     Money Market Funds
  +  Smith Barney Exchange Reserve Fund
 ++  Smith Barney Money Funds, Inc. -- Cash Portfolio
 ++  Smith Barney Money Funds, Inc. -- Government Portfolio
***  Smith Barney Money Funds, Inc. -- Retirement Portfolio
 ++  Smith Barney Municipal Money Market Fund, Inc.
 ++ Smith Barney Muni Funds -- California Money Market Portfolio ++ Smith Barney Muni Funds -- New York Money Market Portfolio

*    Available for exchange with Class A, Class B and Class Y shares of the
     Fund.
**   Available for exchange with Class A and Class B shares of the Fund.
***  Available for exchange with Class A shares of the Fund.
+    Available for exchange with Class B and Class L shares of the Fund.
++   Available for exchange with Class A and Class Y shares of the Fund.


      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Adviser may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares of the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. Redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:


      Smith Barney New Jersey Municipals Fund Inc.
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or a written request in excess of $10,000, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.


      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM FOR SHAREHOLDERS
      WHO DO NOT HAVE A SMITH BARNEY BROKERAGE ACCOUNT


      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------


p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.


      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

      Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


      AUTOMATIC CASH WITHDRAWAL PLAN


      The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 many elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant or their financial consultant, introducing broker or dealer in the selling group.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      YIELD

      From time to time, the Fund may advertises the 30-day "yield" and "equivalent taxable yield" of each Class of shares. The yield refers to the income generated by an investment in those shares of the Fund over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

      The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, please refer to the table under "Dividends, Distributions and Taxes."

      TOTAL RETURN


      From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and then dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of the Fund's investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or other industry publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      BOARD OF DIRECTORS


      Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's distributor, investment adviser and administrator, custodian and Transfer Agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The SAI contains general background information regarding each Director and executive officer of the Fund.

      INVESTMENT ADVISER AND ADMINISTRATOR -- THE ADVISER

      The Fund's investment adviser, MMC, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC was incorporated in March, 1968 under the laws of Delaware and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of June 30, 1998 of approximately $100 billion.

      Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


advisory services rendered, the Fund pays the Adviser an investment advisory fee at the annual rate of 0.30% of the Fund's average daily net assets. Prior to November 17, 1995, the Fund paid the Adviser investment advisory fees at the following annual rates: 0.35% of the value of the Fund's average daily net assets up to $500 million and 0.32% of the value of the Fund's average daily net assets in excess of $500 million. For the fiscal year ended March 31, 1998, the Adviser was paid investment advisory fees equal to 0.30% of the value of the average daily net assets of the Fund.

      MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays MMC a fee at the following annual rates of average daily net assets: 0.20% to $500 million; and 0.18% in excess of $500 million. This fee is computed daily and paid monthly. For the fiscal year ended March 31, 1998, the Fund paid administration fees equal to 0.20% of its average daily net assets.


      PORTFOLIO MANAGEMENT


      Lawrence T. McDermott, an Investment Officer of MMC and a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Fund since it commenced operations, and manages the day-to-day operations of the Fund, including making all investment decisions.

      Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended March 31, 1998, are included in the Annual Report dated March 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number listed on page one of this Prospectus.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------


      Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.15% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.


      Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.


      The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Fund was incorporated under the laws of the State of Maryland on November 12, 1987, and is registered with the SEC as a non-diversified, open-end management investment company.


      The Fund offers shares of common stock currently classified into four Classes -- A, B, L and Y. Each Class of the Fund's shares has a par value of $.001 per share and represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, will take appropriate action.


      The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares, and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class.


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.


      The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of each reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Transfer Agent.

                                                                    SMITH BARNEY

                                           A Member of the TravelersGroup [LOGO]


                                                                    Smith Barney
                                                                      New Jersey
                                                                      Municipals
                                                                      Funds Inc.


                                                            388 Greenwich Street
                                                        New York, New York 10013



                                                                     FD0231 7/98


SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

PART B

Smith Barney
New Jersey Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013
800-451-2010

Statement of Additional Information

July 29, 1998




This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney New Jersey Municipals Fund Inc. (the "Fund''), dated July 29, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


TABLE OF CONTENTS
For ease of reference the same section headings are used in both the Prospectus and the SAI, except where shown below:


Management of the Fund		1
Investment Objective and
Management Policies		5
Municipal Bonds
(See in the Prospectus
"New Jersey
Municipal Securities'')		9
Purchase of Shares		19
Redemption of Shares		19
Distributor				20
Valuation of Shares		22
Exchange Privilege		22
Performance Data
(See in the Prospectus
 "Performance'') 			23
Taxes (See in the
Prospectus "Dividends,
Distributions
and Taxes'') 			26
Additional Information		28
Financial Statements		29
Appendix		A-1


MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund.
These organizations are as follows:


Name
Service
Smith Barney Inc.
("Smith Barney'' or "Distributor")
Distributor

Mutual Management Corp.
("MMC" or  "Adviser" or "Administrator")
Investment Adviser and
Administrator

PNC Bank, National Association
("PNC" or "Custodian")
Custodian

First Data Investor Services Group, Inc.
("First Data" or the "Transfer Agent")
Transfer Agent


These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.

Directors and Executive Officers of the Fund

The names of the Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an ''interested person'' of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act''), is indicated by an asterisk.



Herbert Barg, Director (Age 75). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania
19004.

*Alfred J. Bianchetti,  Director (Age 75). Retired;
formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody, Director (Age 76).  Consultant, HMK
Associates; Retired Vice Chairman of the Board of Restaurant
Associates Corp.;  His address is c/o HMK Associates, 30
Columbia Turnpike, Florham, New Jersey 07068.

Dwight B. Crane, Director (Age 60).  Professor, Harvard
Business School. His address is c/o Harvard Business School,
Soldiers Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett, Director (Age 67).  Managing Partner of
Dorsett, McCabe Capital Management, Inc., an investment counseling firm; Director of Research Corporation
Technologies, Inc., a non-profit patent-clearing and licensing firm. His address is 201 East 62nd Street, New
York, New York 10021.

Elliot S. Jaffe, Director (Age 72).  Chairman of the
Board and President of The Dress Barn, Inc.  His address is
30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman, Director (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10017.

Joseph J. McCann, Director (Age 67).  Financial
Consultant. Retired Financial Executive, Ryan Homes, Inc.
His address is 200 Oak Park Place, Pittsburgh, Pennsylvania
15243.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 65). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisors Inc. and President of MMC and Travelers Investment Adviser, Inc. ("TIA"). Mr. McLendon is Chairman or Co-Chairman of the Board and Director of 58 investment companies associated with Salomon Smith Barney Holdings Inc. Prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management, Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Director (Age 64). President,
Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is Meadowbrook
Village, Building 4, West Lebanon, New Hampshire 03784.


Lewis E. Daidone, Senior Vice President and Treasurer
(Age 40). Managing Director of Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Lawrence T. McDermott, Vice President and Investment
Officer (Age 48). Investment Officer of MMC; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. McDermott serves as Investment Officer of 11 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 46).  Managing
Director of Smith Barney; General Counsel and Secretary of
MMC and TIA.  Ms. Sydor also serves as Secretary of 42 Smith
Barney Mutual Funds.  Her address is 388 Greenwich Street,
New York, New York 10013.

As of July 14, 1998, the Directors and officers of the Fund as a group owned less than 1.00% of the outstanding common stock of the Fund. To the best knowledge of the Directors, as of July 14, 1998 no shareholder or "group" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the Funds.

No Director, officer or employee of Smith Barney or of any of its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting. Each Director emeritus who is not an officer, director or employee of Smith Barney or any of its affiliates receives a fee of $500 per annum plus $50 per in-person meeting. The Fund reimburses all Directors for travel and out-of-pocket expenses incurred to attend meetings. For the fiscal year ended March 31, 1998, such expenses totaled $11,423.05

For the fiscal year ended March 31, 1998, the Directors of the Fund were paid the following compensation:

Name    Aggregate     Total         Compensation  Number of
Of      Compensation  Pension       from Fund     Funds for
Person  From the      or            and Fund      Which
        Fund          Retirement    Complex       Directors
                      Benefits      Paid to       Serves
                      Accrued as    Directors     within
                      As part of                  Fund
                      Fund Expenses               Complex
Herbert
Barg         $1,500      $0         $101,600       16

Alfred
Bianchetti*  1,500        0          49,600        11

Martin
Brody        1,500        0         119,814        29

Dwight B.
Crane        1,500         0         133,850       22

Burt N.
Dorsett     1,500          0         49,600       11

Elliot S.
Jaffe       1,500          0        48,500        11

Stephen E.
Kaufman     1,500         0         91,964        13

Joseph J.
McCann     1,500         0          49,600        11

Heath B.
 McLendon *   -          -            -           58

Cornelius C.
Rose, Jr.   1,500        0         18,825          11

*    Designates an "interested" Director.
Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. A Director Emeritus may attend meetings but has no voting rights. During the Fund's last fiscal year, aggregate compensation paid by the Fund to Directors achieving emeritus status totaled $750.



Investment Adviser and Administrator -- MMC


MMC serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the Fund which was approved by the Board of Directors, including a majority of those Directors who are not "interested persons" of the Fund or Smith Barney ("Independent Directors"). The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings''). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers''). The services provided by the Adviser under the Advisory Agreement are described in the Prospectus under "Management of the Fund.'' The Adviser pays the salary of any officer or employee who is employed by both it and the Fund.

As compensation for investment advisory services, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 0.30% of the Fund's average daily net assets. For the 1996, 1997 and 1998 fiscal years, the investment advisory fees paid to the Adviser and its predecessors amounted to $612,606, $651,616 and $665,651, respectively.

MMC also serves as administrator to the Fund pursuant to a written agreement (the "Administration Agreement'') which was approved by the Fund's Board of Directors, including a majority of the Independent Directors. The services provided by the Administrator under the Administration Agreement are described in the Prospectus under "Management of the Fund.'' The Administrator pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As compensation for administration services rendered to the Fund, the Administrator receives a fee paid at the following annual rates: 0.20% of average daily net assets up to $500 million; and 0.18% of average daily net assets in excess of $500 million. For the fiscal year ended March 31, 1997 and 1998, administration fees paid to the Administrator equaled $434,410 and $443,768, respectively.

Prior to June 12, 1995, The Boston Company Advisors, Inc.
("Boston Advisors"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, served as the Fund's sub-administrator. For the fiscal year ended March 31, 1996 the Fund paid Boston Advisors $65,523 in sub-investment advisory and/or administration fees.

MMC maintains office facilities for the Fund, furnishes the Fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund, prepares reports to the Fund's shareholders, and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the
"SEC'') and state Blue Sky authorities.

The Fund bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or MMC; SEC fees and state Blue Sky qualification fees; charges of custodian; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of any independent pricing service; costs of maintaining corporate existence; costs attributable to investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings and meetings of the officers or Board of Directors of the Fund.
Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Fund. The Independent Directors of the Fund have selected
Stroock & Stroock & Lavan LLP as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New
York 10154, has been selected as the Fund's independent auditors to examine and report on the Fund's financial statements for the fiscal year ending March 31, 1999.


INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus. For purposes of this SAI, obligations of non-New Jersey municipal issuers, the interest on which is at least exempt from Federal income taxation ("Other Municipal Securities''), and obligations of the State of New Jersey and its political subdivisions, agencies and public authorities (together with certain municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam) that pay interest which is excluded from gross income for Federal income tax purposes and exempt from New Jersey personal income taxes ("New Jersey Municipal Securities'') are collectively referred to as "Municipal Bonds.''

As noted in the Prospectus, the Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The identification of the issuer of Municipal Bonds generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Ratings as Investment Criteria



In general, the ratings of Moody's Investors Service, Inc. ("Moody's''), Standard & Poor's Ratings Group ("S&P'') or another nationally recognized statistical ratings organization ("NRSRO") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the Fund invests in lower-rated and comparable unrated securities, the Fund's achievement of its investment objective may be more dependent on the Adviser's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities.

Subsequent to its purchase by the Fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody's, S&P or other NRSROs, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies. The Appendix contains information concerning the ratings of Moody's, S&P and other NRSROs and their significance.

Temporary Investments

The Fund may invest in short-term investments ("Temporary Investments'') consisting of (a) the following tax-exempt securities: notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent from another NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent from another NRSRO and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities''), repurchase agreements, other debt securities rated within the three highest grades by Moody's, S&P or the equivalent from another NRSRO, commercial paper rated in the highest grade by either of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The Fund intends to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the Fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions. At no time will more than 20% of the Fund's total assets be invested in Temporary Investments unless the Fund has adopted a defensive investment policy; provided, however, that the Fund will seek, to the extent that it makes Temporary Investments for defensive purposes, to make such investments in conformity with the requirements of a qualified investment fund under New Jersey law.


Repurchase Agreements. As a defensive position only, the Fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Adviser, acting under the supervision of the Fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.


Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The Fund may not:

1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.	Invest more than 25% of its total assets in
securities, the issuers of which are in the same industry. For purposes of this limitation, securities of the U.S. government and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money, except that (a) the Fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4.	Make loans.  This restriction does not apply to: (a)
the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

6.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

7.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

8.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

9.	Purchase or sell oil and gas interests.

10.	Invest more than 5% of the value of its total assets
in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this restriction issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

11.	Invest in companies for the purpose of exercising
control.

12.

Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act
(currently, up to 5% of the total assets of the Fund and no more than 3% of the total outstanding voting stock of any one investment company).

13.	Engage in the purchase or sale of put, call, straddle
or spread options or in the writing of such options, except that the Fund may engage in transactions involving municipal bond index and interest rate futures contracts and options thereon after approval of these investment strategies by the Board of Directors and notice thereof to the Fund's shareholders.


Certain restrictions listed above permit the Fund to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this SAI and any future change in those practices would require Board of Directors' approval and appropriate disclosure to investors.

If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.
In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by the Adviser subject to the overall supervision and review of the Fund's Board of Directors. Portfolio securities transactions are effected by or under the supervision of the Adviser.

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. The Fund has paid no brokerage commissions since its commencement of operations.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are the availability of the desired security and prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers who provide supplemental investment research and statistical or other services to the Adviser may receive orders for portfolio transactions by the Fund. Information so received enables the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful to the Adviser in serving both the Fund and its other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

The Fund will not purchase Municipal Bonds during the existence of any underwriting or selling group relating thereto of which Smith Barney is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The Fund also may execute portfolio transactions through Smith Barney and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type that the Fund may make also may be made by such other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


Portfolio Turnover

The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year excluding purchases or sales of short-term securities divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the Fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand or supply of various types of tax-exempt securities. For the fiscal years ended March 31, 1997 and 1998, the Fund's portfolio turnover rate was 36% and 55%, respectively.


MUNICIPAL BONDS

General Information

Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excludable from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

The yields on Municipal Bonds are dependent upon a variety of factors, including general economic and monetary conditions, general money market factors, the financial condition of the issuer, the general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation offered and the rating of the issue. Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds may be materially and adversely affected.

Zero Coupon Securities

Zero coupon securities involve special considerations.
Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity of a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portfolio of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Current Federal income tax laws may require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to zero coupon securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


When-Issued Securities

The Fund may purchase Municipal Bonds on a "when-issued'' basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a segregated account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. That is, to the extent the Fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which may not be exempt from New Jersey personal income taxes, and from Federal income taxes.

When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Special Considerations Relating to New Jersey Municipal
Securities

Some of the significant financial considerations relating to the investments of the Fund are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this SAI. The accuracy and completeness of the information contained in such offering statements has not been independently verified.


Risk Factors: Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey (the "State") and certain of its public authorities have undergone.

National Economy-Overview The performance of the national economy in 1997 was, by almost any measure, extraordinary. Real Gross Domestic Product (GDP) grew at 3.7%, the fastest annual growth since 1986. The expansion continued into its 82nd month with both strong employment growth (2.3%) and low inflation (1.8% over the last 12 months). Strong profits growth combined with falling interest rates helped propel Wall Street to another record year with the Standard & Poor's 500 Index of equity prices up 31.7%.

This is a mature economic expansion, and growth cannot continue to exceed long-run trends. The problems of the Asian economies, are expected to help slow the U.S. growth in 1998, perhaps enough to forestall any action by the Federal Reserve to raise interest rates. Most forecasters expect the Asian problems to have a limited impact on the U.S. financial markets, and consumer confidence are the primary threats to our stable growth.

The 1998 GDP growth is anticipated to slow to a more moderate level of 2.5% and settle into a sustainable 2.2% range in the 1999-2003 period. Consumer spending is expected to remain high in 1998 at 2.9%, just slightly behind the 3.3% pace of 1997. Concern over high consumer debt levels is beginning to wane. Income growth is anticipated to remain strong, reflecting continued growth in employment levels. Business investment in durable equipment is expected to remain steady in 1998 at a real growth rate of just over 13%.

	New Jersey Economy-Overview The New Jersey economy enjoyed its most balanced and overall best year since the current expansion began in 1993. Strong employment growth of 1.7% drove employment to a level of 3.7 million, more than 40,000 jobs above the 1989 pre-recession high. Personal income grew 5.2%, the third year of better than 4.7% growth. Gross State Product (GSP) continued to gain momentum, growing 5% in 1997, an increase from 3.6% and 4.8% in 1995 and 1996, respectively.

Employment growth has been strong since mid-1996 with growth for the past six quarters ranging between 1.5% and 2.0%. This is the best growth in the mid-Atlantic region. Although the New Jersey employment growth rate has been below the national rate since 1987, the gap substantially narrowed in 1997. Construction jobs started growing again after two weak years and manufacturing declines shrunk from 2-3% rates in 1995-1996 to 0.6% in 1997. Aggregate growth in the service sector remained strong at 2.6% but that masks growth rates in some business service sectors that are above the comparable national rates.

The strong employment and income picture, supplemented by the three year boom in the financial markets, fueled a resurgence in consumer spending. Vehicle registrations grew steadily through the first three quarters of the year and should generate the fastest annual pace since 1994.


Economic Forecast: National economic growth will continue in 1998 and beyond at a more moderate but sustainable pace, with GDP growth in the range of 2.5% to 2.2%. The economic problems of Asia carry a 20%-25% probability that they could worsen and reduce GDP growth to 2.0%. Inflationary pressures are expected to remain in check as the impact of tightening labor markets is offset by the impact of softer export demand and cheaper import. The Consumer Price Index is anticipated to increase 2.3% in 1998 and 2.7% in 1999.

Continuing high levels of employment, steady income growth, and low interest rates will continue to support strong consumer and business spending. The National Employment growth is expected to moderate slightly 2.3% in 1998 and then gradually slow to 1% by 2000. Personal income growth is projected to also moderate in 1998 to 5.0% and then remain in that range thereafter. Consumer durable expenditures are projected to increase in 1998 and remain in the 4-5% range thereafter.

  The New Jersey economy is expected to track the National trend to slightly less vigorous growth in 1998 and more moderate sustainable growth in 1999. Employment growth is projected to remain virtually unchanged in 1998 at 1.5% before easing to 0.9% in 1999. Personal income growth is expected to remain in the 4.7% range for the next 2 years. Housing starts are expected to ease back to 1997 levels and to stabilize in the 23,000 to 23,700 unit range. Automobile sales are projected to remain close to 1997 levels of 340,000 units

Revenue Forecast: Revisions to the fiscal 1998 anticipated revenue.

	The current estimate of $16.9 billion in total fiscal
1998 revenue is $610 million more than when revenues were certified by the Governor in June 1997.

The three largest taxes, gross income, sales and use, and corporate business, account for 67% of total revenues and are now forecast to yield $11.4 billion. This is an increase of $507 million and primarily reflects an upward revision in the income tax and the sales tax estimates. The total revenues from other major taxes are revised upward by $103 million primarily to incorporate the impact of increasing the cigarette excise tax and the year-to-date collection patterns of the estate tax and the corporate business tax on banks and financial institutions.

The gross income tax forecast is revised to $5.3 billion, and increase of $304 million. Stronger than anticipated income and employment growth in 1997 accounts for part of the change. Personal income is now projected to grow 5.2%, compared to the 4.8% estimated in June. Employment growth of 1.7% compares to the 1.3% originally projected. The
Budget estimate assumed that capital gains realizations would remain at their historic high level. The revised estimate assumed that the volatility of the financial markets in the last half of 1997, combined with the new reduced federal tax rate on long-term capital gains income, will result in continued strong growth in capital gains income.

The property tax deduction/credit program, which was phased-in during the 1996 tax year, was originally expected to reduce collections by $120 million in fiscal 1997 and another $80 million in fiscal 1998. Recently available data from the 1996 tax year indicates that the fiscal 1997 cost is $100 million, leading to a revised fiscal 1998 cost increase of $6.7 million, for a total cost of $167 million in fiscal 1998.

	Fiscal 1999 revenue projections:  Revenues for fiscal
1999 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels.

Sales Tax: The forecast of $4.9 billion for fiscal 1999 sales tax revenue is an increase of $208 million, or 4.4%, compared to fiscal 1998. This reflects an expectation of continued growth but a moderation of the underlying economic forces compared to fiscal 1998. Spending in the two key consumer sectors of housing and autos is expected to pull back somewhat from the 1997 levels and to remain fairly flat for the next two years.

The reform of the gross receipts and franchise tax will subject energy sales to the sales tax starting in 1998.
This additional revenue is not included in the estimate.

	Corporate Business Tax: The forecast of $1.4 billion for fiscal 1999 Corporate Business Tax (CBT) revenue is an increase of $116 million, or 8.8%, compared to fiscal 1998.
This includes $81 million from the energy tax reform and $35 million in base growth. The base increase assumes that the growth of U.S. corporate before-tax profits, which is a proxy for New Jersey business profitability, will slow significantly to about 3% in 1998. This reflects the continued cycle slowing of the national economy from the strong 16% profit growth in 1995 to more moderate levels of 9% and 8% in 1996 and 1997, respectively. Profit growth is anticipated to remain in the low single digits through the year 2000.

Gross Income Tax: The forecast of $5.9 billion for fiscal 1999 is an increase of $520 million, or 9.7%, over fiscal 1998 revenue. This represents a moderation of the 5.2% growth in New Jersey personal income forecast for 1997 to about 4.7% in both 1998 and 1999. Growth in wage income and proprietors' (business) income is expected to continue strong in 1998, but start to ease back in 1999 and beyond. Capital gains income, which has been growing at about 21% per year from 1991-1996, is projected to reach that trend level in 1998 and then grow slightly faster in the out-years. All the major tax policy changes are now phased in with one exception. The 1998 property tax deduction will increase to 10,000, or a $50 credit. This is expected to reduce the fiscal 1999 collections by about $67 million compared to fiscal 1998.

	Other Revenues The cigarette excise tax and the wholesale tax on other tobacco products were doubled, effective
January 1, 1998. The cigarette excise tax is anticipated to generate an additional $77 million during the last half of fiscal 1998. The other tobacco products tax is anticipated to increase revenues by at least 50%. The fiscal 1998 and 1999 estimates are increased by $2 and $4 million, respectively.


The State's 1997 fiscal year budget became law on June 27, 1997.

Effective January 1, 1994, New Jersey personal income tax rates were cut by 5% for all taxpayers. Effective January 1, 1995, the personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be , depending on a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates. At this time, the effect of the tax reductions cannot be evaluated.

Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.4% in 1995 and 6.1% for the four month period from May 1996 through August 1996.

For the recovery period as a whole, May 1992 to August
1996, service-producing employment in New Jersey has expanded by 228,500 jobs. Hiring has been reported by food stores, auto dealers, wholesale distributors, trucking and warehousing firms, utilities, business and engineering/management service firms, hotels/hotel casinos, service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,500 and 8,100, respectively, in the 12 month period ended August 1996.

In the manufacturing sector, the employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995, however, manufacturing job losses increased slightly to 9,100, reflecting a slowdown in national manufacturing production activity. While experiencing growth in the number of production workers in 1994, the number declined in 1995 at the same time that managerial and office staff were also reduced as a part of nationwide downsizing. Through August 1996 layoffs of white collar workers and corporate downsizing appears to be abating.

Conditions have slowly improved in the construction industry, where employment has risen by 15,600 since its low in May 1992. Between 1992 and 1995, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996, public works projects and homebuilding became the growth segment while nonresidential construction lessened.

Nonresidential construction activity, as measured by contract awards, grew by 9.7% in 1993, 19.6% in 1994 and 3.0% in 1995. More recently, nonresidential building construction contracts fell by 20.5% in the first eight months of 1996. This decline is largely attributable to an abundance of large, one-time contract awards during 1995, including a $202.9 million contract for the construction of a state prison.

Residential construction contracts through August 1996, despite monthly fluctuations, increased by 1.4% for the first eight months of 1996 as compared to the first eight months of 1995($1,502 million and $1,481 million, respectively). Nonbuilding or infrastructure construction rose by 17.8% during this period. Despite these increases, total construction contracts declined by 3.9% when comparing the first eight months of 1995 and 1996.

Improvements in overall employment opportunities and the economy in general have led to an increased consumer spending during the recovery. While overall retail sales in New Jersey grew by only 1.6% during 1993, they performed much better in 1994, advancing by 7.8% which exceeded the 7.5% growth registered nationwide. During 1995, especially the winter months, consumer confidence and actual consumer spending moderated both nationally and in the State. For all of 1995, retail sales in New Jersey grew by 2.3%. Retail sales regained momentum in 1996 and have been on a moderate upward trend, rising to an annual rate of $76.5 billion through June. The State's pickup in growth after a blizzard-related January decline resulted in sales growth of 4.2% when comparing the first six months of 1995 with those of 1996. The rising trend in retail sales has translated into steady increases in retail trade jobs (both full- and part-time) with a rise in retail employment from December 1995 to August 1996 of 6,900 jobs.

Total new vehicle registrations (new passenger cars and light trucks and vans) rose robustly in 1993 by more than 18% and in 1994 by 5.8%, but declined by 4.4% in 1995. Through July 1996 however, total new vehicle registration rose by 3.5% compared to the same time period in 1995.

Unemployment in the State through August 1996 has been receding. According to the U.S. Bureau of Labor Statistics, the jobless rate dropped from 7.5% in 1993 to 6.8% in 1994 and to 6.4% in 1995. Subsequently it has dropped to 6.1% for the four-month period from May 1996 through August 1996.

The insured unemployment rate, i.e., the number of individuals claming benefits as a percentage of the number of workers covered by unemployment insurance, declined from 3.9% during calendar years 1991 and 1992 to 3.3% during 1993 and then averaged 3.2% throughout 1994, 1995 and the first six months of 1996. As of August 1, 1996 the State's unemployment insurance trust fund balance stood at $2.1 billion.

State Aid to Local Governments is the largest portion of fiscal year 1997 appropriations. In fiscal year 1997, $6,419.0 million of the State's appropriations consisted of funds which are distributed to municipalities, counties and school districts. The largest State Aid appropriation, in the amount of $4,877.4 million, was provided for local elementary and secondary education programs. Of this amount, $2,721.7 million is provided as foundation aid to school districts by formula based upon the number of students and the ability of a school district to raise taxes from its own base. In addition, the State provided $601.1 million for special education programs for children with disabilities. A $292.9 million program was also funded for pupils at risk of educational failure, including basic skills improvement. The State appropriated $667.4 million on behalf of school districts as the employer share of the teachers' pension and benefits programs, $247.2 million to pay for the cost of pupil transportation.

Appropriations to the Department of Community Affairs
("DCA") total $840.4 million in State Aid monies for fiscal
year 1997.   Many of the DCA State Aid programs and many
Treasury State Aid appropriations to the State Department of the Treasury total $212.4 million in State Aid monies for fiscal year 1997. The principal programs funded by these appropriations are: aid to county colleges ($128.8 million), the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($55.8 million); the State contribution to the Consolidated Police and Firemen's Pension fund ($9.7 million) and aid to densely populated municipalities ($9.0 million).

The second largest portion of appropriations in fiscal
1997 is applied to Direct State Services, the operation of State government's 16 departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In fiscal 1997, appropriations for Direct State Services aggregate $5,175.7 million. Some of the major appropriations for Direct State Services during fiscal 1997 are detailed below.

$602.1 million was appropriated for programs administered by the Department of Human Services. Of that amount, $439.2 million is appropriated for mental health and developmentally disabled programs, including the operation of seven psychiatric institutions and eight development centers.

The Department of Health and Senior Services was appropriated $45.1 million for the prevention and treatment of diseases, alcohol and drug abuse programs, regulation of health care facilities, and the uncompensated care program, and senior services programs.

$732.9 million is appropriated for the support of nine
State colleges, Rutgers University, the New Jersey Institute of Technology and the University of Medicine and Dentistry of New Jersey.

$908.4 million was appropriated to the Department of Law and Public Safety and the Department of Corrections.

$159.4 million was appropriated to the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway systems and the registration and regulation of motor vehicles and licensed drivers.

$179.9 million was appropriated to the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments and, if provided, redemption premium payments, if any required to fully pay the bonds. The appropriation for debt servicing obligation on outstanding indebtedness is $446.9 million for fiscal 1997 required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

Taxes: By the end of June 1997, Governor Christine Todd Whitman claims that tax cut savings will total $2.8 billion. By the end of the next fiscal year, those savings will rise to $4.4 Billion. Even though she has cut taxes 10 times, total revenues have gone up by $1.2 billion.

In fact, between school funding, county court takeover, transportation aid, and other forms of assistance, the State will provide nearly $750 million more property tax relief this year than when she took office. The 1997-1998 budget preserves the 30% income tax cut, the property tax deduction, and all other tax cuts, as well as maintaining a $550mm surplus.

Revenues: The budget reflects an estimated bottom line loss for fiscal year ended June 30, 1997 of $419million with total state revenues equaled to $15.7 billion and total state expenditures equaled to $16.2 billion. The largest decrease in sources of revenues are in the Miscellaneous Taxes, Fees and Revenue category, primarily the 1) Executive Branch, a (80.31%) decrease; 2) Department of Health and Senior Services, a (40.26%) decrease; Department of Human Services, a (20.50%) decrease; 4) Department of Labor, a (42.96%) decrease; 5) the Judicial Branch, a (27.31%) decrease. The Revenue Fund also decreased (8.22%) to $313million. Major Tax revenues decreased (0.47%) from fiscal year 1996 to fiscal year 1997.

Expenditures: On the expenditure side, total state expenditures have decreased (0.80%) from fiscal year 1996 to fiscal year 1997. The largest decrease in expenditures are in the Executive Branch, primarily the 1) Department of Agriculture, a (15.99%) decrease; 2) Department of Labor, a (15.99%) decrease; 2) Department of Labor, a (14.59%) decrease; 3) Department of Military and VA, a (23.27%) decrease; and 4) Department of Personnel, a (15.25%) decrease.

Increased spending occurred in the following categories:
the Department of Commerce and Economic Development, a 10.61% increase; 2) the Department of Education, a 17.06%
increase; and 3) Department of Transportation, 11.34% increase.

Litigation. At any given time, there are various numbers of claims and cases pending against New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the Tort Claims Act, N.J.S.A. 59:1-1 et seq. (the "Tort Claims Act''). At any given time there are various contract and other claims against New Jersey and New Jersey agencies, including environmental claims arising from the alleged disposal of hazardous waste, seeking recovery of monetary damages or other relief which would require the expenditure of funds. In addition, at any given time there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages or other relief which would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

As of August, 1994, the following cases are presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or significant unanticipated expenditures: Abbot v. Burke, challenging the constitutionality of the Quality Education Act of 1990, which was found to be unconstitutional by the Trial Court and was recently affirmed by the New Jersey Supreme Court and requires that a funding formula be adopted by September, 1996 which will achieve by the 1997-98 school year the mandated parity in spending and will address the special educational needs of children in poor and urban school districts; County of Essex v. Waldman, et al. and similar cases involving eleven other counties, challenging the methods by which the New Jersey Department of Human Services shares with county governments and maintenance recoveries and costs for residents in New Jersey psychiatric hospitals and residential facilities for the developmentally disabled, all of which are on appeal in the New Jersey courts; County of Essex v. Commissioner of Human Services, et al. and similar cases involving ten other counties, in which the Appellate Division ruled that all counties were entitled to 100% of Social Security benefits and other maintenance recoveries received by New Jersey and were entitled to credits for payments made to New Jersey for the maintenance of Medicare and Medicaid-eligible county residents of certain New Jersey facilities, which is on petition for review by the New Jersey Supreme Court; New Jersey Association of Health Care Facilities, Inc., et al. v. Gibbs, et al., a class action on behalf of all New Jersey long-term care facilities providing services to Medicaid patients, seeking a declaration that the New Jersey Department of Human Services has violated Federal law in the setting and paying of 1990 long-term care facility Medicaid payment rates, where the Third Circuit affirmed the District Court's denial of plaintiff's motion for preliminary injunction, and the parties are currently negotiating the form of an order to dismiss the action with prejudice; Exxon
v. Hunt and related cases, where taxpayers sought refund of taxes paid to the Spill Compensation Fund and the New Jersey Supreme Court, on remand from the U.S. Supreme Court, ruled that plaintiffs would receive refunds only in the event the New Jersey Legislature refused to reimburse the Spill Compensation Fund for expenditures for preempted purposes and, after exhaustion of appeals and other legal avenues, a motion by the State for dismissal of all such claims is pending before the Tax Court; Fair Automobile Insurance Reform Act ("FAIR Act'') litigation challenging various portions of FAIR Act, including surtax and assessment provisions, is still pending; County of Passaic v. State of New Jersey alleging tort and contractual claims against New Jersey and the New Jersey Department of Environmental Protection in connection with a resource recovery facility plaintiffs had planned to build in Passaic County, seeking approximately $30 million in damages; Pelletier, et al., v. Waldman, et al., a challenge by State Medicaid-eligible children to the adequacy of Medicaid reimbursement for services rendered by doctors and dentists, is currently in mediation; Barnett Memorial Hospital v. Commissioner of Health, an appeal by several hospitals of the Commissioner's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, was decided against the Commission and successful claimants were refunded the amount of their overpayment in April, 1994, which amount totaled $4,636,576; New Jersey Hospital Association, et al.
v. Leonard Fishman, seeking the same relief as in Barnett; Robert E. Brennan v. Richard Barry, et al., a suit filed against two members of the New Jersey Bureau of Securities alleging causes of action for defamation, injury to reputation, abuse of process and improper disclosure, based on the Bureau's investigation of certain publicly-traded securities to which the state has filed a motion to dismiss and/or for summary judgment; Camden Co. v. Waldman, et al., now consolidated with similar suits filed by Middlesex, Monmouth and Atlantic Counties, seeking reimbursement of federal funds received by New Jersey for disproportionate share hospital payments made to county psychiatric facilities from July 1, 1988 through July 1, 1991 has been transferred to the Appellate Division; Interfaith Community Organization v. Fox, et al., a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the Department of Environmental Protection and Energy and the Department of Health, concerning chromium contamination in Liberty State Park in Jersey City; American Trucking Associations, Inc. and Tri-State Motor Transit v. State of New Jersey, challenging the constitutionality of annual hazardous and solid waste licensure fees collected by the Department of Environmental Protection, seeking a permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected; and Waste Management of Pennsylvania, et al. v. Shinn, et al., an action filed in federal district court seeking declaratory and injunctive relief and compensatory damages from Department of Environmental Protection Commissioner Shinn and Acting Commissioner Fox, alleging violations of the Commerce Clause and the Contracts Clause of the United States Constitution based on emergency redirection orders and a draft permit.

In addition to litigation against New Jersey, at any given time there are various numbers of claims and cases pending or threatened against the political subdivisions of New Jersey, including but not limited to New Jersey authorities, counties, municipalities and school districts, which have potential for either a significant loss of revenue or significant unanticipated expenditures.

Ratings. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's general obligation bonds.

The various political subdivisions of New Jersey are rated independently by S&P and/or Moody's. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser,'' which is defined to include the following: (a) an individual; (b) an individual and his or her immediate family purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price


The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share plus for Class L shares an initial sales charge of 1% at the time of purchase. A contingent deferred sales charge ("CDSC''), however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this SAI.



REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange, Inc. ("NYSE'') is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.


Distribution in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal
Plan'') is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $100 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal
Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith
Barney Financial Consultant.

DISTRIBUTOR


Smith Barney serves as the Fund's distributor on a best efforts basis pursuant to a written agreement (the
"Distribution Agreement'') which was approved by the Fund's
Board of Directors, including a majority of the Independent
Directors. For the fiscal years ended March 31, 1996, 1997 and 1998, Smith Barney received $154,000, $139,000 and
$236,000, respectively, in sales charges from the sale of the Fund's Class A shares, and did not reallow any portion thereof to dealers. For the fiscal years ended March 31, 1996, 1997 and 1998, Smith Barney received $117,000,
$160,000 and $99,000, respectively, representing CDSC on redemptions of the Fund's Class B and Class L shares.

For the fiscal year ended March 31, 1998, Smith Barney incurred distribution expenses totaling approximately $682,245, consisting of approximately $44,330 for advertising, $4,620 for printing and mailing of Prospectuses, $304,859 for support services, $287,282 to Smith Barney Financial Consultants, and $8,728 in accruals for interest on the excess of Smith Barney expenses incurred in distributing the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.


When payment is made by the investor before settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

Distribution Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution
Agreement, the Fund has adopted a services and distribution plan (the "Plan'') pursuant to Rule 12b-1 under the 1940
Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Smith Barney a distribution fee primarily intended to compensate Smith
Barney for its initial expense of paying Financial
Consultants a commission upon sales of the respective shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of the Fund's average net assets attributable to the shares of the Class. The Class L distribution fee is calculated at the annual rate of 0.55% of the value of the Fund's average net assets attributable to the shares of the Class.

The following service and distribution fees were incurred during the fiscal years ended as indicated:


Service and Distribution Fees


   3/31/98
     3/31/97
       3/31/96
Class A
$228,814
	$224,109
	$185,007
Class B
  415,461
	393,386
	387,729
Class L
    37,970
	30,638
           9,805

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

The valuation of the Fund's assets is made by the Advisor after consultation with an independent pricing service (the "Service'') approved by the Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the Service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value as determined by the Service. For the most part, such investments are liquid and may be readily sold. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board of Directors, which may replace any such Service at any time if it determines it to be in the best interests of the Fund to do so.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of certain Smith
Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:


A.	Class A and Class Y shareholders of the Fund who wish
to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

B.	Class B shares of any fund may be exchanged without a
sales charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

C.	Upon exchange, the new Class L shares will be deemed
to have been purchased on the same date as the Class L shares of the fund that have been exchanged.


The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA


From time to time, the Fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment
Technologies, Inc., Changing Times, Forbes, Fortune,
Institutional Investor, Investors Daily, Money, Morningstar
Mutual Fund Values, The New York Times, USA Today and The
Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.


Average Annual Total Return

"Average annual total return'' figures described below are computed according to a formula prescribed by the SEC.
The formula can be expressed as follows:

	P (1+T)n = ERV

	Where:	P =	a hypothetical initial payment of $1,000.
		T =	average annual total return.
		n =	number of years.
		ERV =	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following total return figures for Class A shares assume that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase and have been restated to show the change in the maximum sales charge. The average annual total return for Class A shares was as follows for the period indicated:

5.77% for the one-year period beginning April 1, 1997 through March 31, 1998.

5.44% per annum during the five-year period beginning on April 1, 1993 through March 31, 1998.

8.03% per annum during the period from the Fund's commencement of operations on April 22, 1988 through March
31, 1998.

These total return figures assume that the maximum 4.00% sales charge assessed by the Fund on purchases of Class A shares has been deducted from the investment at the time of purchase. Had the investment advisory, sub-investment advisory and/or administration fees not been partially waived (and assuming that the maximum 4.00% sales charge had not been deducted), the Class A's average annual total return would have been 10.20%, 6.31% and 8.48%, respectively, for those same periods.


The Fund's average annual total return for Class B shares was as follows for the periods indicated:

5.16% for the one-year period from April 1, 1997 through March 31, 1998.

5.60% for the five-year period from April 1, 1993 through March 31, 1998.

6.58% per annum for the period from November 6, 1992
(commencement of operations) through March 31, 1998.

These average annual total return figures assume that the applicable maximum CDSC has been deducted from the investment. Had the investment advisory and sub-investment advisory and/or administration fees not been partially waived and the CDSC had not been deducted, the average annual total return on the Fund's Class B shares would have been 9.66%, 5.76% and 6.58%, respectively, for those same periods.

The Fund's average annual total return for Class L shares was as follows for the periods indicated:

8.50% for the one year period from April 1, 1997 through March 31, 1998; and
9.11% per annum for the period from December 13, 1994
(commencement of operations) through March 31, 1998.

These average annual total return figures assume that the applicable CDSC has been deducted from the investment. Had the CDSC not been deducted, the average annual total return on the Fund's Class L shares would have been 9.50% and 9.11%, respectively, for those same periods.

Aggregate Total Return

Aggregate total return figures described below represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

	ERV-P
	    P

	Where:	P=	A hypothetical initial payment of $10,000.
		ERV=	Ending Redeemable Value of a hypothetical
$10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The aggregate total return for Class A shares was as follows for the periods indicated (reflecting the partial waiver of the investment advisory and sub-investment advisory and/or administration fees):

5.77% for the one-year period beginning April 1, 1997 through March 31, 1998.

30.35% for the five-year period from April 1, 1993 through March 31, 1998; and

115.63% for the period from the Fund's commencement of operations on April 22, 1988 through March 31, 1998.

These aggregate total return figures assume that the maximum 4.00% sales charge assessed by the Fund on purchases of Class A shares has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted at the time of purchase, the Fund's aggregate total return reflecting the partial waiver of the investment advisory and sub-investment advisory and/or administration fees for those same periods would have been 10.20%, 35.79% and 124.71%, respectively.

The Fund's aggregate total return for Class B shares was as follows for the periods indicated:

5.16% for the one-year period from April 1, 1997 through March 31, 1998; and

31.33% for the five-year period from April 1, 1993 through March 31, 1998; and

41.07% for the period beginning on November 6, 1992
(commencement of operations) through March 31, 1998.

These figures assume that the applicable maximum 4.50%
CDSC has been deducted from the investment at the time of purchase. If the investment advisory and sub-investment advisory and/or administration fees had not been partially waived and the maximum CDSC had not been deducted at the time of purchase, the Fund's aggregate total returns for the same period would have been 9.66%, 32.33%, and 41.07% respectively, for those same periods.

The Fund's aggregate total return for Class L shares was as follows for the periods indicated:

7.41% for the one year period from April 1, 1997 through March 31, 1998; and
31.98% per annum for the period from December 13, 1994
(commencement of operations) through March 31, 1998.

These aggregate total return figures assume that the applicable CDSC has been deducted from the investment. Had the CDSC not been deducted, the average annual total return on the Fund's Class L shares would have been 9.50% and 33.31%, respectively, for those same periods.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuation in interest rates and the expenses of the Fund. Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and its operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. In addition, because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.



TAXES


The following is a summary of selected Federal income tax considerations that may affect the Fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

As described above and in the Prospectus, the Fund is designed to provide shareholders with current income which is excluded from gross income for Federal income tax purposes and exempt from New Jersey state personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. Provided that the Fund (a) qualifies as a regulated investment company and (b) distributes at least 90% of its taxable net investment income and net realized short-term capital gains and 90% of its tax-exempt interest income
(reduced by certain expenses), the Fund will not be liable for Federal and New Jersey state income or franchise taxes to the extent its taxable net investment income and its net realized capital gains, if any, are distributed to its shareholders.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal and New Jersey state income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then for Federal and New Jersey state income tax purposes, any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, may be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividends paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Similar rules are applicable for New Jersey state personal income tax purposes. Moreover (a) some or all of the Fund's dividends and distributions may be a specific tax preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes and (b) the receipt of the Fund's dividends and distributions may affect a corporate shareholder's Federal "environmental" tax liability if such tax is reinstated as proposed by President Clinton. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and the Federal and New Jersey state "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code and (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal and New Jersey state excess net passive income tax.

As described above and in the Fund's Prospectus, the Fund may invest in exchange-traded municipal bond index futures contracts and options on interest rates futures contracts. As a general rule, these investment activities will increase or decrease the amount of long-and short-term capital gains or losses realized by the Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders. For Federal and New Jersey state income tax purposes, gain or loss on the futures contracts and options (collectively referred to herein as "section 1256 contracts") is taxed pursuant to a special "mark-to-market system." Under the mark-to-market system, these instruments are treated as if sold at the Fund's fiscal year end for their fair market value. As a result, the Fund will be recognizing gains or losses before they are actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in such contracts which together constitute a straddle, then the Fund may be required to defer certain realized losses. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts will not cause it to be treated as recognizing a materially greater amount of capital gains than actually realized and will permit it to use substantially all of the losses of the Fund for the fiscal years in which such losses actually occur.

Long term capital gains, if any, realized by the Fund will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long they have held Fund shares, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares will be treated as incurred with respect to the second acquisition and, as a general rule, will increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax and New Jersey state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Dividends attributable to New Jersey Municipal Securities and any other obligations which, when held by an individual, the interest therefrom would be exempt from taxation by New Jersey, will be exempt from New Jersey state personal income taxation ("New Jersey exempt-interest dividends"). Any dividends attributable to interest on municipal obligations that are not New Jersey Municipal Securities generally will be taxable as ordinary dividends for New Jersey state personal income tax purposes even if such dividends are excluded from gross income for Federal income tax purposes. These statements also will designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, written notice after the close of the Fund's taxable year as to the Federal income tax status of his or her dividends and distributions. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from Federal income taxation or New Jersey state personal income taxation and the dollar amount subject to Federal income taxation or New Jersey state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

Investors considering buying shares of the Fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

If a shareholder fails to furnish the Fund with a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify to the Fund that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) the proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Further, it should be noted that, for New Jersey state tax purposes, the portion of any Fund dividends constituting New Jersey exempt-interest dividends is exempt from income for New Jersey state personal income tax purposes only. Dividends (including New Jersey exempt-interest dividends) paid to shareholders subject to New Jersey state franchise tax or New Jersey state corporate income tax may therefore be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New Jersey state personal income tax. Potential shareholders in the Fund, including, in particular, corporate shareholders which may be subject to either New Jersey franchise tax or New Jersey corporate income tax, should consult their tax advisors with respect to (a) the application of such corporate and franchise taxes to the receipt of Fund dividends and as to their own New Jersey state tax situation in general, (b) the application of other state and local taxes to the receipt of Fund dividends and distributions and (c) their own specific tax situations.


ADDITIONAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on November 12, 1987. The Fund commenced operations on April 22, 1988 under the name Shearson Lehman New Jersey Municipals Inc. On December 15, 1988, March 31, 1992, July 30, 1993 and October 14, 1994, the Fund changed its name to SLH New Jersey Municipals Fund Inc., Shearson Lehman Brothers New Jersey Municipals Fund Inc., Smith Barney Shearson New Jersey Municipals Fund Inc. and Smith Barney New Jersey Municipals Fund Inc., respectively.

PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19101, serves as the Fund's custodian pursuant to a custody agreement. Under the custody agreement, PNC holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston,
Massachusetts 02109, serves as the Fund's transfer agent.
Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS


The Fund's Annual Report for the fiscal year ended March
31, 1998 is incorporated herein by reference in its entirety.





APPENDIX A


Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II. Nature of and provisions of the obligation; and
III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus(+) or minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P - The letter P following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

L - The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

Conditional rating(s), indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

NR - Not rated.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus(+) designation. Notes rated SP-2 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have speculative capacity to pay principal and interest.

Commercial Paper Ratings

A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated B are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P's believes such payments will be made during such grace period.


Moody's Ratings for Municipal Bonds

Aaa - Bonds which are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing.
These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating symbols may include numerical modifiers "1," "2", or "3". The numerical modifier "1" indicates that the security ranks at the high end, "2" in the mid-range, and "3" nearer the low end of the generic category. These modifiers of rating symbols "Aa", "A" and "Baa" are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, superior liquidity support or from established and broad-based access to the market for refinancing or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with ample margins of protection although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.




	Smith Barney
	New Jersey
	Municipals
	Fund Inc.

Statement of

Additional Information


July 29, 1998


Smith Barney
New Jersey Municipals Fund Inc.
388 Greenwich Street
New York, NY  10013


SMITH BARNEY
A Member of Travelers Group

	A-1

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

PART C

Item 24. Financial Statements and Exhibits

(a)	Financial Statements:

		Included in Part A:

		Financial Highlights

		Included in Part B:


	The Registrant's Annual Report for the fiscal year ended
March 31, 1998 and the Report of Independent Accountants dated
May 15, 1998 are incorporated by reference to the Definitive 30b2-1 filed on June 9, 1998 as Accession #0000091155-98-000374.

	Included in Part C:

	Consent of Independent Accountants is filed herein.

(b)	Exhibits

Exhibit No.	Description of Exhibits

All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange
Commission on December 1, 1987 File No. 33-18779 and
811-5486 (the "Registration Statement").

(1)(a)	Registrant's Articles of Incorporation dated November 12,
1987, Articles of Amendment dated December 15, 1988 to
Articles of Incorporation, Articles of Revival dated
March 31, 1992 to Articles of Incorporation, Articles
Supplementary dated November 5, 1992 to Articles of
Incorporation, and Articles of Amendment dated July
30, 1993, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment
No. 12 to the Registration Statement filed on August
1, 1994 ("Post-Effective Amendment No. 12").

(b)	Form of Articles of Amendment dated October 14, 1994 to the
Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on November 7, 1994
("Post-Effective Amendment No. 13").

(c)	Form of Articles Supplementary and Form of Articles of
Amendment dated November 7, 1994 to the Articles of
Incorporation are incorporated by reference to Post-
Effective Amendment No. 13.


(d) Amendment to Registrant's Articles of Incorporation dated
June 1, 1998 filed herein.


(2)	Registrant's By-Laws dated November 23, 1987 are incorporated by reference to the Registration Statement.

(3)	Not Applicable.

(4)	Registrant's form of stock certificate is incorporated by
reference to Post-Effective Amendment No. 9 to the Registration Statement filed on October 23, 1992
("Post-Effective Amendment No. 9").

(5)(a)	Investment Advisory Agreement dated July 30, 1993 between the
Registrant and Greenwich Street Advisors is incorporated by reference to Post-Effective Amendment
No. 12.

(b)	Form of Transfer of Investment Advisory Agreement dated as of
November 7, 1994, among  Registrant, Mutual Management
Corp. and Smith Barney Mutual Fund Management Inc. is incorporated by reference to Post-Effective Amendment
No. 14 to the Registration Statement filed on June 2,
1995 ("Post-Effective Amendment No. 14").

(6)	Form of Distribution Agreement dated July 30, 1993 between the
Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment
No. 12.

(7)	Not Applicable.

(8)	Custody Agreement dated June 12, 1995 between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Ammendment No. 16.

(9)(a)	Transfer Agency Agreement dated August 2, 1993 between the
Registrant and The Shareholder Services Group, Inc. is incorporated by reference to Post-Effective Amendment
No. 12.

(b)	Form of Administration Agreement dated April 20, 1994 between the Registrant and Smith, Barney Advisers, Inc.
("SBA") is incorporated by reference to Post-
Effective Amendment No. 13.

(10)	Opinion of Counsel as to Legality of Securities being Offered is incorporated by reference to Post-Effective
Amendment No. 14.

(11)

	Consent of KPMG Peat Marwick LLP is filed herein


(12)	Not Applicable.

(13)	Not Applicable.

(14)	Not Applicable.

(15)	Amended and Restated Services and Distribution Plan pursuant to Rule 12b-1 dated as of November 7, 1994 is incorporated by reference to Post-Effective Amendment
No. 13.

(16)	Performance Data is incorporated by reference to Post-
Effective Amendment No. 3 to the Registration
Statement filed on May 27, 1989.

(17)	A Financial Data Schedule is filed herein.

(18)	Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is
filed herein.

Item 25.	Persons Controlled by or under Common Control with
Registrant

		None

Item 26.	Number of Holders of Securities

(1)					(2)
				Number of Record Holders
Title of Class		by Class as of    July 14,
1998

Common stock, par			Class A	   3,134
value $.001 per share		Class B 	   1,925
					Class L	      174
					Class Y	          0

Item 27.	Indemnification

	Response to this item is incorporated by reference to Post-Effective Amendment No. 9.

Item 28		Business and Other Connections of Investment Adviser

   Investment Adviser - - Mutual Management Corp. ("MMC") formerly known as Smith Barney Mutual Funds Management Inc.



MMC, through its predecessors, has been in the investment counseling business since 1934 and was incorporated in December 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon
Smith Barney Holdings Inc. (formerly known as Smith
Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Travelers Group Inc. (formerly known as Primerica Corporation) ("Travelers"). MMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").



The list required by this Item 28 of the officer and directors of MMC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officer and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM
ADV filed by MMC pursuant to the Advisers Act (SEC
File No. 801-8314).

Item 29.	Principal Underwriters

Smith Barney Inc. ("Smith Barney") currently acts as a distributor for
Concert Investment Series;
Consulting Group Capital Markets Funds;
Global Horizons Investment Series (Cayman Islands);
Greenwich Street California Municipal Fund
Inc.;
Greenwich Street Municipal Fund Inc.;
Greenwich Street Series Fund;
High Income Opportunity Fund Inc.;
The Italy Fund Inc.;
Managed High Income Portfolio Inc.;
Managed Municipals Portfolio II Inc.;
Managed Municipals Portfolio Inc.;
Municipal High Income Fund Inc.;
Puerto Rico Daily Liquidity Fund Inc.;
Smith Barney Adjustable Rate Government Income Fund;
Smith Barney Aggressive Growth Fund Inc.;
Smith Barney Appreciation Fund Inc.;
Smith Barney Arizona Municipals Fund Inc.;
Smith Barney California Municipals Fund Inc.;
Smith Barney Concert Allocation Series Inc.;
Smith Barney Equity Funds;
Smith Barney Fundamental Value Fund Inc.;
Smith Barney Funds, Inc.;
Smith Barney Income Funds;
Smith Barney Institutional Cash Management Fund, Inc.;
Smith Barney Intermediate Municipal Fund, Inc.;
Smith Barney Investment Funds Inc.;
Smith Barney Investment Trust;
Smith Barney Managed Governments Fund Inc.;
Smith Barney Managed Municipals Fund Inc.;
Smith Barney Massachusetts Municipals Fund;
Smith Barney Money Funds, Inc.;
Smith Barney Muni Funds;
Smith Barney Municipal Fund, Inc.;
Smith Barney Municipal
Money Market Fund, Inc.;
Smith Barney Natural Resources Fund Inc.;
Smith Barney New Jersey Municipals Fund Inc.;
Smith Barney Oregon Municipals Fund Inc.;
Smith Barney Principal Return Fund;
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust;
Smith Barney Variable Account Funds;
Smith Barney World Funds, Inc.;
Smith Barney Worldwide Special Fund N.V. (Netherlands Antilles);
Travelers Series Fund Inc.;
The USA High Yield Fund N.V.;
Worldwide Securities Limited (Bermuda);
Zenix Income Fund Inc.
and various series of unit investment trusts.

Smith Barney is a wholly owned subsidiary of Holdings. The information required by this Item 29 with respect to each director, officer and partner of Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).


	Item 30.	Location of Accounts and Records

	(1)	Smith Barney New Jersey Municipals Fund Inc.
		388 Greenwich Street
		New York, New York, 10013


	(2)	Mutual Management Corp.
		388 Greenwich Street
		New York, New York 10013


	(3)	PNC Bank, National Association
		17th and Chestnut Streets
		Philadelphia, PA 19103

	(4)	First Data Investor Services Group, Inc.
		One Exchange Place
		Boston, Massachusetts 02109

Item 31.	Management Services

		None


Item 32.	Undertakings

(a) Not applicable.

(b)	Not applicable.

(c)	Registrant undertakes to furnish each person to
whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.


Rule 485(b) Certification

		The Registrant hereby certifies that it meets all of the requirements for effectiveness pursuant to Rule
485(b) under the Securities Act of 1933, as amended.

SIGNATURES


	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized,
in the City of New York and State of New York, on the     29th day
of July, 1998.

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.



By:	/s/ Heath B. McLendon
	Health B. McLendon
	Chairman of the Board
	President and Chief Executive Officer

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.


Signature:                Title:              Date:
/s/ Heath B. McLendon     Chairman of
                          the Board        July 29, 1998
Heath B. McLendon
                          President and
                          Chief Executive Officer

/s/ Lewis E. Daidone      Senior Vice
                          President
                          and              July 29, 1998
Lewis E. Daidone          Treasurer
                          (Chief Financial
                          And Accounting Officer)


/s/ Herbert Barg          Director       July 29, 1998
Herbert Barg

/s/ Alfred J. Bianchetti  Director       July 29, 1998
Alfred J. Bianchetti

/s/ Martin Brody          Director       July 29, 1998
Martin Brody

/s/ Dwight B. Crane       Director       July 29, 1998
Dwight B. Crane

/s/ Burt N. Dorsett       Director       July 29, 1998
Burt N. Dorsett

/s/ Elliot S. Jaffe       Director       July 29, 1998
Elliot S. Jaffe

/s/ Stephen E. Kaufman    Director       July 29, 1998
Stephen E. Kaufman

/s/ Joseph J. McCann      Director       July 29, 1998
Joseph J. McCann

/s/ Cornelius C. Rose    Director        July 29, 1998
Cornelius C. Rose, Jr.

EXHIBIT INDEX


Exhibit No.	Exhibit

(1)(g)	Amendment to Articles of Incorporation

(11)(a)	Consent of KPMG Peat Markwick LLP

(17)	Financial Data Schedule

(18)	Rule 18f-3(d) Multiple Class Plan

			cover page